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                                 EXHIBIT 10.1


                       [PRIME COMPANIES, INC. LETTERHEAD]


                                August 10, 1998


James Randazzi
VJV Inc.
1032 Irving Street #926
San Francisco, California 94122

     Re:  S-8 Issuance

Dear Mr. Randazzi:

Prime Companies, Inc. acknowledges that VJV, Inc. has provided consulting services to Prime and in consideration for said services, Prime will agree to pay VJV, Inc. 169,500 shares of common stock of the Company through an S-8 Registration Statement.


Very truly yours,

/s/ Irving Pfeffer

Irving Pfeffer